Quarterly Holdings Report
for

Fidelity® Variable Insurance Products:

Utilities Portfolio

September 30, 2019

VUT-QTLY-1119
1.807738.115

Schedule of Investments September 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Electric Utilities - 53.4%
Electric Utilities - 53.4%
American Electric Power Co., Inc.	39,000	$3,653,910
Duke Energy Corp.	109,400	10,487,084
Edison International	219,529	16,556,877
Entergy Corp.	101,101	11,865,213
Evergy, Inc.	109,361	7,279,068
Eversource Energy	35,800	3,059,826
Exelon Corp.	444,586	21,477,950
FirstEnergy Corp.	245,089	11,820,642
NextEra Energy, Inc.	44,117	10,278,820
PPL Corp.	204,422	6,437,249
Southern Co.	313,300	19,352,541
Vistra Energy Corp.	367,555	9,824,745
		132,093,925
Gas Utilities - 3.7%
Gas Utilities - 3.7%
Atmos Energy Corp.	50,000	5,694,500
UGI Corp.	68,700	3,453,549
		9,148,049
Independent Power and Renewable Electricity Producers - 7.8%
Independent Power Producers & Energy Traders - 4.7%
NRG Energy, Inc.	147,109	5,825,516
NRG Yield, Inc. Class C	63,423	1,157,470
The AES Corp.	287,825	4,703,061
		11,686,047
Renewable Electricity - 3.1%
Atlantica Yield PLC	133,333	3,211,992
NextEra Energy Partners LP	82,899	4,380,383
		7,592,375

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		19,278,422

Multi-Utilities - 31.9%
Multi-Utilities - 31.9%
Ameren Corp.	47,705	3,818,785
Avangrid, Inc.	83,618	4,369,041
CenterPoint Energy, Inc.	388,467	11,723,934
CMS Energy Corp.	30,300	1,937,685
Dominion Energy, Inc.	324,857	26,326,411
Public Service Enterprise Group, Inc.	181,635	11,275,901
Sempra Energy	125,751	18,562,105
WEC Energy Group, Inc.	8,500	808,350
		78,822,212
Oil, Gas & Consumable Fuels - 0.9%
Oil & Gas Storage & Transport - 0.9%
Cheniere Energy, Inc. (a)	36,461	2,299,231
Water Utilities - 1.4%
Water Utilities - 1.4%
American Water Works Co., Inc.	3,900	484,497
SJW Corp.	44,602	3,045,871
		3,530,368
TOTAL COMMON STOCKS
(Cost $191,558,843)		245,172,207

Money Market Funds - 0.1%
Fidelity Cash Central Fund 1.96% (b)
(Cost $360,021)	359,949	360,021
TOTAL INVESTMENT IN SECURITIES - 99.2%
(Cost $191,918,864)		245,532,228
NET OTHER ASSETS (LIABILITIES) - 0.8%		1,969,661
NET ASSETS - 100%		$247,501,889

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$52,476
Fidelity Securities Lending Cash Central Fund	414
Total	$52,890

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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